                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest reported): February 5, 2005

                                NMXS.COM, Inc.

             (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE

                 (State or Other Jurisdiction of Incorporation)

333-30176

     91-1287406

           (Commission File Number)    (IRS Employer Identification No.)

5041 INDIAN SCHOOL ROAD NE, SUITE 200, ALBUQUERQUE NM 87110

               (Address of Principal Executive Offices)(Zip Code)

       505-255-1999

              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)     Previous Independent Auditors:

        (i) Effective February 5, 2005, Beckstead and Watts, LLP ("Beckstead and Watts") was removed by the Company as its independent auditor.  On February 1, 2005, the Company engaged Epstein, Weber, & Conover, PLC as its principal independent accountant.  This decision to engage Epstein, Weber, & Conover, PLC was ratified by the majority approval of the Board of Directors of the Company.

        (ii) Management of NMXS.com is unaware of any disagreements with Beckstead and Watts related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  For the most recent fiscal year and any subsequent interim period through Beckstead and Watts' termination on February 5, 2005, there has been no disagreement between the Company and Beckstead and Watts on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Beckstead and Watts would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

        (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants. Beckstead and Watts’ audit report on the financial statements for the year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

        (iv) In connection with its audits for the two most recent fiscal years and review of financial statements through September 30, 2004, there have been no disagreements with Beckstead and Watts on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Beckstead and Watts would have caused them to make reference thereto in their report on the financial statements.

        (v) During the two most recent fiscal years and the interim period subsequent to February 5, 2005, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Beckstead and Watts furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)     New Independent Accountants:

(i) The Company engaged Epstein, Weber, & Conover, PLC, Scottsdale, AZ as its new independent auditors as of February 5, 2005. Prior to such date, the Company, except for consulting with Epstein, Weber & Conover, PLC on its Form SB-2 Registration Statement, did not consult with Epstein, Weber, & Conover, PLC regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Epstein, Weber, & Conover, PLC, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial statements of business acquired:

None

(b)     Exhibits

NUMBER          EXHIBIT

------          ------------------------------------------------------

10.1

       Letter from Beckstead and Watts, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NMXS.COM, INC.

                                                   By: /s/ Richard Govatski

          Richard Govatski

                                                      President

February 8, 2005